                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                 APRIL 11, 2006

                                  EZCORP, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                       0-19424                74-2540145
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
         incorporation)                                      Identification No.)

          1901 CAPITAL PARKWAY
              AUSTIN, TEXAS                                              78746
(Address of principal executive offices)                              (Zip Code)

                 EZCORP's telephone number, including area code:
                                 (512) 314-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In Texas, EZCORP, Inc. ("EZCORP"), through is operating subsidiaries Texas EZPAWN, L.P. ("EZPAWN") and Texas EZMONEY, L.P. ("EZMONEY") (collectively, the "Company"), offers credit services to help customers obtain short-term, unsecured loans from unaffiliated lenders. The Company's credit service business model requires that an independent lender make the loans.

On April 11, 2006, EZPAWN entered into a Credit Services and Loan Administration Agreement with NCP Finance Limited Partnership ("NCP") (the "NCP Agreement"). The NCP Agreement governs the respective responsibilities of NCP and EZPAWN relating to EZPAWN's credit services program and NCP's small, short-term consumer loan program. EZPAWN will offer credit services and broker loans made by NCP at various EZPAWN locations in Texas. The term of the NCP Agreement is indefinite, subject to the rights of either party to terminate upon the occurrence of events specified in the NCP Agreement. The parties anticipate commencing operations on or about May 17, 2006. EZPAWN's obligations to NCP under the NCP Agreement are guaranteed by EZCORP pursuant to a Guaranty in favor of NCP. EZCORP executed the Guaranty on April 11, 2006.

On April 11, 2006, EZMONEY entered into a Credit Services Organization and Lender Agreement with Integrity Texas Funding ("Integrity") (the "Integrity Agreement"). The Integrity Agreement governs the responsibilities of Integrity and EZMONEY relating to EZMONEY's credit services program and Integrity's small, short-term consumer loan program. EZMONEY will offer credit services and broker loans made by Integrity at various EZMONEY locations in Texas. The term of the Integrity Agreement is indefinite, subject to the rights of either party to terminate upon the occurrence of events specified in the Integrity Agreement. The parties anticipate commencing operations on or about May 17, 2006.

Under the NCP Agreement and Integrity Agreement (collectively, the "Agreements"), the respective lender is (i) solely responsible for establishing credit and underwriting criteria for its loans, (ii) making the decision, in its sole discretion, as to whether or not to extend a loan to an applicant, (iii) extending credit to borrowers and funding each loan it approves, and (iv) managing its loan program, subject to EZPAWN's and EZMONEY's obligations under the applicable Agreements. NCP and Integrity will charge borrowers an interest rate of 10% per annum under each loan. Each loan will be made and funded by the respective lender only if the lender elects in its sole discretion to make and fund the loan.

Under the Agreements, EZPAWN and EZMONEY agree to act as a credit services organization ("CSO") on behalf of consumers in accordance with Texas law and will (i) market and promote its credit services and the lenders' loans, and solicit potential borrowers, (ii) provide certain disclosures and agreements to each borrower, (iii) administer the application process, solicit applications, and assist borrowers in completing the applications, (iv) transmit applications to the applicable lender,

(iv) receive the applicable lender's decision concerning loan applications and communicate lending decisions to the applicants, (v) deliver the loan proceeds to customers, and (vi) perform other services as may be required under the Agreements. EZPAWN's and EZMONEY's arrangement with each borrower will be governed by a credit services contract to be executed by EZPAWN and EZMONEY and each borrower (each a "CSO Contract"). Each CSO Contract entitles EZPAWN and EZMONEY to charge the borrower a fee for the credit services each CSO provides the borrower, and the amount of the fee may be determined solely by EZPAWN or EZMONEY. EZPAWN and EZMONEY will not share with any Lender, nor will any Lender accept, any portion of any fee received by EZPAWN or EZMONEY from borrowers for arranging the loans and providing other credit services to the borrowers. No Agreement commits a Lender to originate or fund any particular level or number of loans, and EZPAWN and EZMONEY have not committed to arrange any particular level or number of applications for loans for any lender from any particular location.

Under the Agreements, EZPAWN and EZMONEY have agreed that the CSO Contracts executed by EZPAWN and EZMONEY and each borrower will provide that EZPAWN and EZMONEY issue a standby letter of credit, on the borrower's behalf, in favor of the lender to enhance the borrower's creditworthiness and obligations under the customer's loan to the applicable lender. Each standby letter of credit provides that upon demand by the applicable lender as a result of a default in payment of the loan by a customer, EZPAWN and EZMONEY will satisfy the customer's obligations on the loan in an amount equal to the then outstanding principal amount of the loan plus all accrued interest and any dishonored instrument fees, if any. The Agreements generally provide that a loan is in default upon the event of any of the following: (i) the borrower fails to make any payment when due, (ii) the borrower makes any statement or representation in connection with obtaining a loan which is false, (iii) the borrower fails to keep any promise or agreement that it made to the lender in any promissory note evidencing a loan, or (iv) the CSO Contract related to the loan executed between EZPAWN and EZMONEY and the borrower is terminated for any reason prior to the Lender receiving payment in full on the loan.

The foregoing description of the material terms of each Agreement and the Guaranty is subject to the full text of each such document which EZCORP will file as Exhibits to its quarterly report on Form 10-Q for the quarter ended March 31, 2006.

ITEM 8.01 OTHER EVENTS

The Company currently brokers loans for Westlake Financial Services, Inc. As previously disclosed, Westlake notified the Company on March 6, 2006 that it would cease making new loans and was canceling its interim credit services agreement with the Company effective June 15, 2006. Texas EZPAWN, L.P has an existing Credit Services Organization and Lender Agreement with Integrity Texas Funding, L.P. that will continue in full force and effect. EZPAWN Florida, Inc. has an existing Credit Services Organization and Lender Agreement with Integrity Florida Funding, L.P. that will continue in full force and effect. EZCORP will file as exhibits to its quarterly report on

Form 10-Q for the quarter ended March 31, 2006, the full text of the Credit Services Organization and Lender Agreement between Texas EZPAWN, L.P. and Integrity Texas Funding, L.P. dated November 9, 2005 and the Credit Services Organization and Lender Agreement between EZPAWN Florida, Inc. and Integrity Florida, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EZCORP, INC.
                                        (EZCORP)


Date: April 17, 2006                    By: /s/ Daniel N. Tonissen
                                            ------------------------------------
                                            Daniel N. Tonissen
                                            Senior Vice President,
                                            Chief Financial Officer,
                                            and Director